UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22172
Exact name of registrant as specified in charter:	World Funds Trust
Address of principal executive offices:	8730 Stony Point Parkway, Suite 205 Richmond, VA 23235
Name and address of agent for service	The Corporation Trust Co., Corporation Trust Center, 1209 Orange St., Wilmington, DE 19801 With Copy to: John H. Lively Practus, LLP 11300 Tomahawk Creek Parkway, Suite 310 Leawood, KS 66211
Registrant’s telephone number, including area code:	(804) 267-7400
Date of fiscal year end:	March 31
Date of reporting period:	March 31, 2023

Item #1(a). Reports to Stockholders.
1(b). Not applicable.

Philotimo Focused Growth and Income Fund

ANNUAL REPORT

For the Year Ended March 31, 2023

Philotimo Focused Growth and Income Fund

ANNUAL REPORT

Philotimo Focused Growth and
Income Fund (unaudited)

Performance Commentary for the year ended March 31, 2023
04/26/2023

Dear Shareholders,

Below is the performance (total return) for the Philotimo Focused Growth and Income Fund (the “Fund” or “PHLOX”) versus the Russell 2000® Index1 benchmark.

	Q3 2021*	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	One Year Ended 3/31/2023	Inception to 03/31/23*
PHLOX	0.20%	3.90%	-2.24%	-15.54%	-6.25%	13.56%	2.82%	-7.36%	-3.71%
Russell 2000	3.51%	2.14%	-7.53%	-17.20%	-2.19%	6.23%	2.74%	-11.61%	-8.64%

*Note: The Fund’s first day of operation was August 20, 2021. The Q3 2021 figures for both PHLOX and the Russell run from August 20 to September 30.

The performance data quoted represents past performance and is not a guarantee of future results. Current performance of the Fund may be lower or higher than the performance data quoted. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For most recent performance information, please call 800-673-0550. The gross expense ratio of the Fund as of the most recent prospectus is 1.53%. The net expense ratio of the Fund as of the most recent prospectus is 1.52%.

Comments and Outlook

The past year for PHLOX has been turbulent and eventful. While we are not happy losing money for the year, we are pleased to have beaten our benchmark by a significant margin. This outperformance is the result of both our deep value strategy on the equity portion of the portfolio, trading, and simultaneously being defensively tactical. We have had large cash and short-term bond allocations for most of the year. We will continue to hold a high portion of “dry powder” until the Bull market resumes.

Inflation is trending down and is likely to continue as we move through 2023. The Fed is in the very late innings of the rate tightening cycle and may be done with additional hikes. Regardless, the economy is softening, and we believe inflation will settle in at levels allowing for rate cuts by year end.

ANNUAL REPORT

Nearly all of the economic data is showing a slowdown. Housing is weak year-on-year, layoffs are increasing, credit card debt is climbing, saving rates are declining, the last few Institute of Supply Management prints have been below 50, and most recently, a reliable indicator for consumers, Packaging Corp of America (PKG) is pointing toward a consumer slowdown. All the above stated, what does this mean for PHLOX? It means that companies are likely to revise earnings downward over the next few quarters, which will ultimately lead to the Fed cutting rates. Once this plays out, it will likely be “game on” again, especially for the Russell 2000® Index which has lagged for almost 10 years. We expect a period of outperformance to prevail, consistent with the adage “market indices revert to their mean.”

The average length of bear markets is approximately 10 months. This one is already about 20 months old. For long-term investors we remain optimistic that bigger days are ahead. We see opportunities in many stocks that have 2, 3, 4, even 5 bagger potential, when the inflection point comes. Until then, we are postured defensively. We are sitting on a great deal of “dry powder” (short term bonds and cash) and remain vigilant on our book.

New Positions Entered	Positions Exited
Lifeway Foods, Inc. (LWAY)	International Business Machines Corporation (IBM)
International Business Machines Corporation (IBM)	Energy Transfer LP (ET)
Mammoth Energy Services, Inc. (TUSK)	Star Group, L.P. (SGU)
Radiant Logistics, Inc. (RLGT)
Build-A-Bear Workshop, Inc (BBW)
Lazydays Holdings, Inc. (LAZY)

Entries and Exits

During the quarter we fully exited Build-A-Bear (BBW) with a significant profit. On some of our equity dividend plays, we have been tactical by buying dips and selling rallies as we still believe we are in the midst of a bear market. Those names include IBM, ET, and SGU. Most recently we bought back IBM at the $126.25 level, after selling it above $140.00. We also sold RLGT given our macro concerns surrounding the economy. LAZY has also been sold and INSE was trimmed at the $16.00 level. We have become more defensive by increasing our cash and short-term bond exposure, however, two exceptions to equities would be TUSK and LWAY that we added recently as special situations.

Top Performers	Bottom Performers
Build-A-Bear Workshop, Inc (BBW)	CarParts.com, Inc. (PRTS)
Star Group, L.P. (SGU)	Mammoth Energy Services, Inc. (TUSK)
EZCORP, Inc. (EZPW)	eGain Corporation (EGAN)
Fossil Group, Inc. (FOSLL)	Radiant Logistics, Inc. (RLGT)

ANNUAL REPORT

In closing, while we expect more turbulence ahead, we are confident that patience and discipline will pay off handsomely as “this too shall pass”. Brighter days are within reach, and you can be certain we will be working hard as always to capitalize on the inflection.

Warm Regards,

David Kanen

Must be preceded or accompanied by a current prospectus.

Fund holdings are subject to change at any time. Please see the Schedule of Investments in this report for a complete list of fund holdings.

Mutual fund investing involves risk. Principal loss is possible. While fixed income securities normally fluctuate less in price than stocks, there have been extended periods of increases in interest rates that have caused significant declines in fixed income securities prices. Investment by the Fund in lower-rated and nonrated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

The Fund is distributed by Foreside Fund Services, LLC.

1The Russell 2000® Index is a small-cap stock market index that makes up the smallest 2,000 stocks in the Russell 3000® Index. It was started by the Frank Russell Company in 1984. The index is maintained by FTSE® Russell, a subsidiary of the London Stock Exchange Group.

ANNUAL REPORT

Important Disclosure Statement

The Philotimo Focused Growth and Income Fund’s (the “Fund”) prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. To obtain the Fund’s prospectus containing this and other important information, please call 800-673-0550. Please read the prospectus carefully before you invest. Foreside Fund Services, LLC is the distributor and Kanen Wealth Management, LLC is the investment advisor to the Fund.

The performance data quoted represents past performance and is not a guarantee of future results. Current performance of the Fund may be lower or higher than the performance data quoted. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Information provided with respect to the Fund’s Performance Data, Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of March 31, 2023 and are subject to change at any time. For most recent information, please call 800-673-0550.

The Advisor waived or reimbursed part of the Fund’s total annual operating expenses. Had the Advisor not waived or reimbursed expenses of the Fund, the Fund’s performance would have been lower.

ANNUAL REPORT

GROWTH OF $10,000 INVESTMENT IN THE
PHILOTIMO FOCUSED GROWTH AND INCOME FUND VS. RUSSELL 2000® INDEX
(Unaudited)

$11
$10
$9
$8
Thousands
$9,410
$8,643
8/20/2021
9/30/2021
3/31/2022
3/31/2023
Philotimo Focused Growth and Income Fund
Russell 2000® Index

Past performance is not predictive of future performance.

	Total Return One Year Ended 3/31/2023	Average Annual Return Since Inception 8/20/2021 to 3/31/2023
Philotimo Focused Growth and Income Fund	-7.36%	-3.71%
Russell 2000® Index	-11.61%	-8.64%

Performance figures assume the reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The Russell 2000® Index is a small-cap stock market index that makes up the smallest 2,000 stocks in the Russell 3000® Index. It was started by the Frank Russell Company in 1984. The index is maintained by FTSE Russell, a subsidiary of the London Stock Exchange Group.

ANNUAL REPORT

Philoti mo Focused Growth and Income Fund

Portfolio Compositionas of March 31, 2023 (unaudited)

Holdings by Sector/Asset Class	Percentage of Net Assets
Corporate Bonds:
Government	15.91%
Financials	13.42%
Banks	7.97%
Industrials	2.50%
Special Purpose	0.59%
Common Stocks:
Consumer Discretionary	13.11%
Financials	10.03%
Information Technology	6.47%
Utilities	3.57%
Industrials	1.64%
Internet & Direct Marketing	1.59%
Consumer Staples	0.33%
Speciality Retail	0.01%
Preferred Stocks	2.79%
Money Market Fund	22.29%
Total Investments	102.22%

Philotimo Focused Growth and Income Fund

Schedule of InvestmentsMarch 31, 2023

See Notes to Financial Statements

ANNUAL REPORT

		Shares/Par	Value
40.39%	BONDS

7.97%	BANKS
	Bank of America Corp 12/1/2026 5.612%^ (Quarterly US Libor + 0.650%)	330,000	$317,610
	Bank of America Corp 11/2/2029 6.000%	500,000	501,372
	Barclays PLC 8/09/2026 5.304%^ (US Treasury Note 7/15/2025 3.000% +2.300%)	500,000	489,698
	Barclays PLC 5/16/2024 6.252%^ (Quarterly US Libor + 1.380%)	250,000	249,107
	Barclays PLC 11/22/2028 0.000%(C)	115,000	102,120
	Credit Agricole CIB SA 12/07/2023 5.000%	1,000,000	1,000,341
	Fifth Third Bancorp 1/16/2024 4.300%	500,000	488,565
	HSBC Holdings PLC 11/22/2024 1.162%^ (US Treasury Note 10/31/2023 0.375% + 0.650%)	500,000	485,194
	HSBC USA, Inc. 1/30/2030 0.000%(C)	145,000	136,039
	Trust Financial Corp. 12/6/2023 3.750%	1,512,000	1,483,614
	Wells Fargo & Co. 11/14/2027 6.000%	1,000,000	960,788
			6,214,448

13.42%	FINANCIALS
	Blackstone Private CRE 01/15/2025 2.700%	500,000	460,382
	Capital One Financial 12/6/2024 1.343%^ (US Treasury 0.500% 11/30/2023 + 0.720%)	500,000	482,840
	Citigroup Inc. 10/30/2024 0.776%^ (US Treasury 10/15/2023 0.125% + 0.580%)	1,000,000	972,102
	Citigroup Global Markets 1/22/2035 0.000%(C)	300,000	190,500
	Citigroup Global Markets 10/1/2040 7.250%(C)	84,000	56,171
	Citigroup Global Markets 3/19/2041 10.500%(C)	120,000	64,956

Philotimo Focused Growth and Income Fund

See Notes to Financial Statements

ANNUAL REPORT

Philotimo Focused Growth and Income Fund

Schedule of Investments - continuedMarch 31, 2023

		Shares/Par	Value
	EPR Properties 4/1/2025 4.500%	1,000,000	$965,387
	EZ Corp. Inc 7/1/2024 2.875%	1,424,000	1,513,078
	EZ Corp. Inc. 5/1/2025 2.375%	1,000,000	908,820
	Federal Realty Inv Trust 6/01/2023 2.750%	1,000,000	995,612
	Ford Motor Credit Co. LLC 11/20/2024 6.950%	1,000,000	972,108
	Goldman Sachs Group Inc. 11/4/2032 7.000%	1,000,000	1,003,482
	GS Finance 9/25/2023 3.750%(C)	500,000	481,500
	Kilroy Realty lP Note 8/13/2029 4.250%	1,000,000	843,876
	Morgan Stanley 8/28/2025 6.000% (Quarterly US Libor +1.500%)(C)^	500,000	492,332
	Morgan Stanley 3/31/2035 0.000%(C)	95,000	51,300
			10,454,446

15.91%	GOVERNMENT
	Federal Home Loan Bank 2/10/2025 5.050%	1,000,000	996,172
	Federal Home Loan Bank 3/30/2026 5.350%	1,000,000	996,424
	Federal Home Loan Bank 3/13/2026 5.375%	2,000,000	1,999,480
	Federal Home Loan Bank 3/13/2028 6.000%	500,000	502,117
	Federal Home Loan Bank 3/16/2028 6.000%	900,000	899,036
	Federal Home Loan Bank 3/30/2028 6.000%	1,000,000	1,000,817
	Federal Home Loan Bank 3/30/2028 6.000%	1,000,000	1,002,876
	Federal Home Loan Federal Farm Credit Bank 3/08/2034 6.540%	2,000,000	2,002,574
	Federal Home Loan Federal Farm Credit Bank 4/03/2036 6.320%	2,000,000	1,996,710
	Federal Home Loan Mortgage Corp. 12/23/2025 5.450%	1,000,000	997,626
			12,393,832

Philotimo Focused Growth and Income Fund

Schedule of Investments - continuedMarch 31, 2023

See Notes to Financial Statements

ANNUAL REPORT

		Shares/Par	Value
2.50%	INDUSTRIALS
	Cimarex Energy Co. 5/15/2027 3.900%	415,000	$367,659
	Continental Resources Inc. 4/15/2023 4.500%	611,000	610,234
	Microchip Technology Inc. 2/15/2024 0.972%	1,000,000	959,997
	Party City Holdings Inc. 8/15/2023 6.125%(D)	1,000,000	8,470
			1,946,360

0.59%	SPECIAL PURPOSE
	Huntington Capital Trust 2/1/2027 5.525% (Quarterly US Libor +0.700%)	500,000	460,227

40.39%	TOTAL BONDS		31,469,313
	(Cost: $32,593,406)

36.75%	COMMON STOCKS

13.11%	CONSUMER DISCRETIONARY
	Ainsworth Game Technology Limited(A)	2,500,409	1,754,966
	CarParts.Com, Inc.(A)	667,932	3,566,757
	Inspired Entertainment, Inc.(A)	305,616	3,908,829
	Lazydays Holdings, Inc.(A)	3	35
	One Group Hospitality, Inc.(A)	121,554	984,587
			10,215,174

0.33%	CONSUMER STAPLES
	Lifeway Foods, Inc.(A)	43,177	260,789

10.03%	FINANCIALS
	EZCorp, Inc. - Class A(A)	500,328	4,302,821
	SCS Group PLC	1,054,860	2,303,245
	U.S. Global Investors, Inc. - Class A	456,885	1,206,176
			7,812,242

1.64%	INDUSTRIALS
	Aqua Metals, Inc.(A)	117,107	117,107
	Orion Energy Systems, Inc.(A)	572,129	1,161,422
			1,278,529

See Notes to Financial Statements

ANNUAL REPORT

Philotimo Focused Growth and Income Fund

Schedule of Investments - continuedMarch 31, 2023

		Shares/Par	Value
6.47%	INFORMATION TECHNOLOGY
	Data I/O Corp.(A)	327,401	$1,627,183
	eGain Corp.(A)	449,680	3,413,071
			5,040,254

1.59%	INTERNET & DIRECT MARKETING
	CDON AB(A)	75,828	1,239,082

0.01%	SPECIALITY RETAIL
	Build-A-Bear Workshop, Inc.	317	7,367

3.57%	UTILILTIES
	Mammoth Energy Service, Inc.(A)	650,466	2,744,966
	Star Group, LP	2,734	35,460
			2,780,426

36.75%	TOTAL COMMON STOCKS		28,633,863
	(Cost: $32,417,854)

2.79%	PREFERRED STOCK
	Fossil Group, Inc. 7.000%, 11/30/2026	120,440	2,175,146

	TOTAL PREFERRED STOCK		2,175,146
	(Cost: $2,744,139)

22.29%	MONEY MARKET FUND
	Federated Government Obligations Fund 4.65%(B)
	(Cost: $17,370,856)	17,370,856	17,370,856

102.22%	TOTAL INVESTMENTS
	(Cost: $85,126,255)		$79,649,178
(2.22%)	Liabilities in excess of other assets		(1,729,044)
100.00%	NET ASSETS		$77,920,134

(A)Non-income producing

(B)Effective 7 day yield as of March 31, 2023

(C)Structured Note

(D)Security is in default.

^Rate is determined periodically. Rate shown is the rate in effect on March 31, 2023.

Philotimo Focused Growth and Income Fund

Statement of Assets and LiabilitiesMarch 31, 2023

See Notes to Financial Statements

ANNUAL REPORT

ASSETS
Investments at value (cost of $85,126,255) (Note 1)	$79,649,178
Receivable for investments sold	40,680
Receivable for capital stock sold	81,801
Interest receivable	340,435
Prepaid expenses	17,599
TOTAL ASSETS	80,129,693

LIABILITIES
Payable for investments purchased	2,110,612
Accrued investment advisory fees	72,289
Accrued 12b-1 fees	10,914
Accrued administration, accounting and transfer agent fees	9,336
Accrued proxy expenses	5,797
Other accrued expenses	611
TOTAL LIABILITIES	2,209,559
NET ASSETS	$77,920,134

Net Assets Consist of:
Paid-in-capital applicable to 8,896,633 no par value shares of beneficial interest outstanding, unlimited shares authorized	$84,280,232
Distributable earnings (accumulated deficits)	(6,360,098)
Net Assets	$77,920,134

NET ASSET VALUE PER SHARE
Net Assets	$77,920,134
Shares Outstanding	8,896,633
Net Asset Value Per Share Offering, and Redemption Price Per Share	$8.76

See Notes to Financial Statements

ANNUAL REPORT

Philotimo Focused Growth and Income Fund

Statement of OperationsFor the Year Ended March 31, 2023

INVESTMENT INCOME
Dividends	$956,213
Interest	676,531
Total investment income	1,632,744

EXPENSES
Investment advisory fees (Note 2)	637,768
12b-1 fees (Note 2)	14,914
Recordkeeping and administrative services (Note 2)	60,681
Accounting fees (Note 2)	37,261
Custody fees	8,827
Transfer agent fees (Note 2)	27,787
Legal fees	27,090
Professional fees	13,000
Filing and registration fees	23,640
Trustee fees	10,186
Compliance fees	7,600
Shareholder reports	20,060
Shareholder servicing (Note 2)	61,571
Insurance	4,239
Proxy Expense	42,001
Other	22,722
Total expenses	1,019,347
Advisory fee waivers (Note 2)	(5,780)
Net expenses	1,013,567

Net investment income (loss)	619,177

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(812,570)
Net realized gain (loss) on foreign currency transactions	(9,483)
Net change in unrealized appreciation (depreciation) of investments	(4,374,996)
Net realized and unrealized gain (loss) on investments	(5,197,049)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(4,577,872)

Philotimo Focused Growth and Income Fund

Statements of Changes in Net Assets

See Notes to Financial Statements

ANNUAL REPORT

	Year Ended March 31, 2023	August 20, 2021* through March 31, 2022
Increase (decrease) in Net Assets
OPERATIONS
Net investment income (loss)	$619,177	$331,614
Net realized gain (loss) on investments and foreign currency transactions	(822,053)	1,133,205 ^
Net change in unrealized appreciation (depreciation) of investments	(4,374,996)	(1,102,005)^
Increase (decrease) in net assets from operations	(4,577,872)	362,814

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions from earnings	(1,571,504)	(573,537)
Return of capital	(2,239,998)	—
Decrease in net assets from distributions	(3,811,502)	(573,537)

CAPITAL STOCK TRANSACTIONS (NOTE 5)
Shares sold(1)	25,675,493	58,854,052
Shares reinvested	3,811,502	573,537
Shares redeemed	(1,787,999)	(606,354)
Increase (decrease) in net assets from capital stock transactions	27,698,996	58,821,235

NET ASSETS
Increase (decrease) during period	19,309,622	58,610,512
Beginning of period	58,610,512	—
End of period	$77,920,134	$58,610,512

(1)Shares sold by in-kind subscriptions amounted to $811,805 and $4,117,788, respectively.

*Commencement of operations

^Restated. See Note 7.

See Notes to Financial Statements

ANNUAL REPORT

Philotimo Focused Growth and Income Fund

Financial HighlightsSelected Per Share Data Throughout Each Period

	Year Ended March 31, 2023		August 20, 2021(2) through March 31, 2022
Net asset value, beginning of period	$10.02		$10.00

Investment activities
Net investment income (loss)(1)	0.08		0.08
Net realized and unrealized gain (loss) on investments	(0.83)		0.08
Total from investment activities	(0.75)		0.16
Distributions
Net investment income	—	(3)	(0.07)
Net realized gain	(0.21)		(0.07)
Return of capital	(0.30)		—
Total distributions	(0.51)		(0.14)

Net asset value, end of period	$8.76		$10.02 (4)

Total Return(5)	(7.36%)		1.57%
Ratios/Supplemental Data
Ratios to average net assets(6)
Expenses, gross	1.60	%(7)	1.70%
Expenses, net of waiver	1.59	%(7)	1.50%
Net investment income	0.97%		1.36%
Portfolio turnover rate(5)	128.74%		117.87%
Net assets, end of period (000’s)	$77,920		$58,611

(1)Per share amounts calculated using the average number of shares outstanding throughout the period.

(2)Commencement of operations.

(3)Less than 0.005 per share.

(4)Adjusted to conform with accounting principles generally accepted in the United States of America.

(5)Total return and portfolio turnover rate are for the period indicated and have not been annualized for periods less than one year.

(6)Ratios to average net assets have been annualized for periods less than one year.

(7)Ratio of total expenses before management fee waivers, excluding proxy costs, would have been 1.53% for the year ended March 31, 2023.

Philotimo Focused Growth and Income Fund

Notes to Financial StatementsMarch 31, 2023

ANNUAL REPORT

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Philotimo Focused Growth and Income Fund (the “Fund”) is a non-diversified series of the World Funds Trust (“WFT” or “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management company. The Trust was organized as a Delaware statutory trust on April 9, 2007 and may issue its shares of beneficial interest in separate series and issue classes of any series or divide shares of any series into two or more classes. The Fund commenced operations on August 20, 2021.

The Fund’s investment objective is to seek current income and long-term growth.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”.

Security Valuation

The Fund records investments at fair value. Investments in securities traded on national securities exchanges are valued at the last reported sale price. Investment securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. If available, debt securities (other than short-term obligations) are priced based upon valuations provided by independent, third-party pricing agents approved by the Trust’s Board of Trustees (the “Board”). Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing supplied valuations, or other methodologies that utilize actual market transactions, broker supplied valuations, or other methodologies designed to identify the market value for such securities. Short-term debt securities (less than 60 days to maturity) are valued at their fair value using amortized cost. Investments in investment companies and money market funds are valued at net asset value per share as reported by such investment company. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board. Although the Board is ultimately responsible for fair value determinations under Rule 2a-5 of the 1940 Act, the Board has delegated day-to-day responsibility for oversight of the valuation of the Fund’s

ANNUAL REPORT

Philotimo Focused Growth and Income Fund

Notes to Financial Statements - continuedMarch 31, 2023

assets to Kanen Wealth Management, LLC (the “Advisor”) as the Valuation Designee pursuant to the Fund’s policies and procedures. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the New York Stock Exchange (“NYSE”) and the value of these securities used in computing the net asset value (“NAV”) is determined as of such times.

The Fund has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. Since most of the Fund’s investments are traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Valuation Designee believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing.

Various inputs are used in determining the value of the Fund’s investments. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Philotimo Focused Growth and Income Fund

Notes to Financial Statements - continuedMarch 31, 2023

ANNUAL REPORT

The following is a summary of the level of inputs used to value the Fund’s investments as of March 31, 2023:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Bonds	$—	$31,469,313	$—	$31,469,313
Common Stocks	28,633,863	—	—	28,633,863
Preferred Stocks	2,175,146	—	—	2,175,146
Money Market Fund	17,370,856	—	—	17,370,856
	$48,179,865	$31,469,313	$—	$79,649,178

Refer to the Fund’s Schedule of Investments for a listing of the securities by security type and sector.

There were no transfers into or out of any levels during the year ended March 31, 2023. The Fund held no Level 3 securities at any time during the year ended March 31, 2023.

Security Transactions and Income

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discounts or premiums are accreted or amortized to interest income using the effective interest method or the worst yield for callable bonds. The cost of securities sold is determined on a specific identification basis. Realized gains and losses from security transactions are determined on the basis of identified cost for book and tax purposes.

Accounting Estimates

In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

ANNUAL REPORT

Philotimo Focused Growth and Income Fund

Notes to Financial Statements - continuedMarch 31, 2023

Federal Income Taxes

The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

Management has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s tax returns. The Fund has no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Interest and penalties, if any, associated with any federal or state income tax obligations are recorded as income tax expense as incurred.

Reclassification of Capital Accounts

GAAP requires certain components of net assets be reclassified related to permanent differences between financial and tax reporting. These reclassifications are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gains for federal income tax purposes and have no effect on net assets or net asset value per share. For the year ended March 31 2023, there were no such reclassifications.

NOTE 2 –

INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to the Investment Advisory Agreement (“Agreement”), the Advisor provides investment advisory services to the Fund for an annual fee of 1.00% of daily net assets of the Fund.

The Advisor earned and waived management fees for the year ended March 31, 2023 as follows:

Management Fee Earned	Management Fee Waived
$637,768	$5,780

The Advisor has contractually agreed to reduce its fees and/or reimburse Fund expenses until July 31, 2023 to keep Total Annual Operating Expenses (exclusive of interest, fees pursuant to Rule 12b-1 Plans, taxes, acquired fund

Philotimo Focused Growth and Income Fund

Notes to Financial Statements - continuedMarch 31, 2023

ANNUAL REPORT

fees and expenses, brokerage commissions, dividend expenses on short sales, other expenditures which are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of business) from exceeding 1.50% of the Fund’s average daily net assets. The Trust and the Advisor may terminate this expense limitation agreement prior to July 31, 2023 only by mutual written consent. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Fund within the three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The total amounts of recoverable waivers and reimbursements as of March 31, 2023 are as follows:

Recoverable Waivers and Reimbursements and Expiration Date
2025	2026	Total
$48,705	$5,780	$54,485

The Fund has adopted a Distribution and Shareholder Services (12b-1) Plan under which the Fund is authorized to pay an annual fee of up to 0.25% of the daily net assets of the Fund as compensation for certain shareholder service and distribution related activities. The Board has adopted a resolution to spend not more than 0.05% of the Fund’s daily net assets under the Rule 12b-1 Plan until at the earliest, July 31, 2024.

The Fund has adopted a shareholder services plan. Under the shareholder services plan, the Fund may pay an authorized firm up to 0.25% on an annualized basis of average daily net assets attributable to its customers who are shareholders. For this fee, the authorized firms may provide a variety of services, including but not limited to: (i) arranging for bank wires; (ii) responding to inquiries from shareholders concerning their investment in the Fund; (iii) assisting shareholders in changing dividend options, account designations and addresses; (iv) providing information periodically to shareholders showing their position in the Fund; (v) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (vi) processing purchase, exchange and redemption requests from shareholders and placing orders with the Fund or their service providers; (vii) providing sub-accounting with respect to Fund shares beneficially owned by shareholders; and (viii) processing dividend payments from the Fund on behalf of shareholders.

ANNUAL REPORT

Philotimo Focused Growth and Income Fund

Notes to Financial Statements - continuedMarch 31, 2023

For the year ended March 31, 2023, the following fees were incurred:

Type of Plan	Fees Incurred
12b-1	$14,914
Shareholder Services	61,571

Commonwealth Fund Services, Inc. (“CFS”) acts as the Fund’s administrator, transfer and dividend disbursing agent and fund accountant. Fees paid to CFS are computed daily and paid monthly. For the year ended March 31, 2023, the following fees were paid by the Fund to CFS:

Administrator	Transfer Agent	Fund Accountant
$54,987	$21,767	$30,967

The amounts reflected on the Statement of Operations for Administration, Transfer Agent and Accounting fees include some out of pocket expenses not paid to CFS.

Certain officers of the Trust are also officers and/or directors of CFS. Additionally, Practus LLP, serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is Managing Partner of Practus LLP. J. Stephen King, Jr., Assistant Secretary of the Trust, is a Partner of Practus LLP. Gino E. Malaspina, Assistant Secretary of the Trust, serves as Counsel of Practus, LLP. Neither the officers and/or directors of CFS, Mr. Lively, Mr. King or Mr. Malaspina receive any special compensation from the Trust or the Fund for serving as officers of the Trust.

NOTE 3 - INVESTMENTS

The costs of purchases and proceeds from the sales of securities other than short-term investments for the year ended March 31, 2023 were as follows:

Purchases	Sales
$87,114,098	$69,701,573

The costs of in-kind purchases for the year ended March 31, 2023 were $811,805.

NOTE 4 –

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character.

Philotimo Focused Growth and Income Fund

Notes to Financial Statements - continuedMarch 31, 2023

ANNUAL REPORT

Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The tax character of distributions paid during the year ended March 31, 2023 and the period ended March 31, 2022 were as follows:

Distributions paid from:	Year Ended March 31, 2023	Period Ended March 31, 2022
Ordinary income	$1,571,504	$573,537	^
Realized Gains	—	—	^
Return of Capital	2,239,998	—
	$3,811,502	$573,537

^Restated. See Note 7.

As of March 31, 2023, the components of distributable earnings (accumulated deficits) on a tax basis were as follows:

Undistributed ordinary income	$—
Accumulated capital losses	(812,459)
Net unrealized appreciation (depreciation)	(5,547,639)
$(6,360,098)

As of March 31, 2023, the Fund had a capital loss carryforward of $812,459, of which $326,202 is considered short term and $486,257 is considered long term. This loss may be carried forward indefinintely.

As of March 31, 2023, cost of securities for Federal income tax purposes and the related tax-based net unrealized appreciation (depreciation) consists of:

Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$85,196,817	$2,089,996	$(7,637,635)	$(5,547,639)

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the deferral of wash sale losses.

ANNUAL REPORT

Philotimo Focused Growth and Income Fund

Notes to Financial Statements - continuedMarch 31, 2023

NOTE 5 – CAPITAL STOCK TRANSACTIONS

Capital stock transactions were:

	Year ended March 31, 2023		Period ended March 31, 2022
Shares sold	2,798,130	*	5,851,770
Shares reinvested	447,360		56,119
Shares redeemed	(196,883)		(59,863)
Net increase (decrease)	3,048,607		5,848,026

*In-kind shares had an original cost of $159,021 and a market value of $811,805 on the date contributed.

NOTE 6 – RECENT MARKET EVENTS

Market Disruption and Geopolitical Events. Geopolitical and other events, such as war, terrorist attacks, natural disasters, epidemics or pandemics could result in unplanned or significant securities market closures, volatility or declines. Russia’s recent military invasion of Ukraine and the resulting broad-ranging economic sanctions imposed by the United States and other countries, as well as the potential effects of COVID-19, may continue to disrupt securities markets and adversely affect global economies and companies, thereby decreasing the value of the Fund’s investments. Additionally, sudden or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, industries, or companies, which could reduce the value of the Fund’s investments.

Cyber Security Risk. Failures or breaches of the electronic systems of the Advisor and the Fund’s other service providers, market makers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers, market makers, or issuers of securities in which the Fund invests.

Philotimo Focused Growth and Income Fund

Notes to Financial Statements - continuedMarch 31, 2023

ANNUAL REPORT

NOTE 7 – RECLASSIFICATION ADJUSTMENT

The Fund has restated certain elements of its 2022 financial statements resulting from the determination that transfers-in-kind that took place during the fiscal period ended March 31, 2022 were incorrectly treated as non-taxable transfers but should have been treated as fair-value taxable transfer purchases. This incorrect tax treatment resulted in the net realized gain (loss) on investments and foreign currency transactions being overstated by approximately $2,849,149 with an equal and offsetting adjustment to net change in unrealized appreciation (depreciation) of investments in the Statements of Changes in Net Assets. Certain amounts in the Statements of Changes in Net Assets were misstated; however, this reclassification had no impact on the Fund’s net assets, NAV per share, or performance. The reclassification adjustments have been applied to the 2022 financial statements as they appear in the current 2023 shareholder report and are summarized below.

Statement of Changes	As reported in 2022	Reclass Entry	Adjusted 2022
Net realized gain (loss) on investments and foreign currency transactions	$3,982,354	$(2,849,149)	$1,133,205
Net change in unrealized appreciation (depreciation) of investments	$(3,951,154)	$2,849,149	$(1,102,005)

Notes to Financial Statements Note 4	As reported in 2022	Reclass Entry	Adjusted 2022
Distributions paid from:
Ordinary income	279,373	294,164	573,537
Realized gains	294,164	(294,164)	—

NOTE 8 – SUBSEQUENT EVENTS

Management has evaluated all transactions and events subsequent to the date of the Statement of Assets and Liabilities through the date on which these financial statements were issued. Except as already included in the notes to these financial statements, no additional items require disclosure.

ANNUAL REPORT

Philotimo Focused Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of Philotimo Focused Growth and Income Fund and
Board of Trustees of World Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Philotimo Focused Growth and Income Fund (the “Fund”), a series of World Funds Trust, as of March 31, 2023, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, and the results of its operations, the changes in net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

We also have audited the adjustments described in Note 7 that were applied to restate the financial statements of the Fund for the year ended March 31, 2022 to correct an error. In our opinion, such adjustments are appropriate and have been properly applied. We were not engaged to audit, review, or apply any procedures to the financial statements of the Fund for the year ending March 31, 2022 other than with respect to the adjustments and, accordingly, we do not express an opinion or any other form of assurances on the financial statements for the year ending March 31, 2022 as a whole.

The Fund’s financial statements and financial highlights for the year ended March 31, 2022 were audited by other auditors whose report dated May 31, 2022 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Philotimo Focused Growth and Income Fund

Report of Independent Registered Public Accounting Firm - continued

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.
Cleveland, Ohio
June 9, 2023

ANNUAL REPORT

ANNUAL REPORT

WORLD FUNDS Trust (the “Trust”)

Supplemental Information (unaudited)

Information pertaining to the trustees and executive officers of the Trust is set forth below. The names, addresses and ages of the trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. The Statement of Additional Information (the “SAI”) includes additional information about the trustees and is available without charge upon request by calling, toll-free, 800-673-0550.

The mailing address of each Trustee and officer is 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235, unless otherwise indicated.

NON-INTERESTED TRUSTEES

NAME, AGE AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
David J. Urban (68) Trustee	Indefinite, Since June 2010	Dean, Jones College of Business, Middle Tennessee State University since July 2013.	20	Independent Trustee for the eleven series of the ETF Opportunities Trust (registered investment company)
Mary Lou H. Ivey (65) Trustee	Indefinite, Since June 2010	Senior Vice President, Episcopal Church Building Fund (national nonprofit organization), since January 2022. Accountant, Harris, Hardy & Johnstone, P.C., (accounting firm), from 2008-2021.	20	Independent Trustee for the eleven series of the ETF Opportunities Trust (registered investment company)
Theo H. Pitt, Jr. (87) Trustee	Indefinite, Since August 2013	Senior Partner, Community Financial Institutions Consulting (bank consulting) since 1997.	20

Independent Trustee of Chesapeake Investment Trust for the one series of that trust; Chairman of Hillman Capital Management Investment Trust; Starboard Investment Trust for the eleven series of that trust; and ETF Opportunities Trust for the eleven series of that trust; (all registered investment companies)

ANNUAL REPORT

WORLD FUNDS Trust (the “Trust”)

Supplemental Information (unaudited) - continued

OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE AND POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
David A. Bogaert (59) President	Indefinite, Since August 2017	Managing Director of Business Development, Commonwealth Fund Services, Inc. October 2013 - present.
Karen M. Shupe (59) Treasurer and Principal Executive Officer	Indefinite, Since June 2008	Managing Director of Fund Operations, Commonwealth Fund Services, Inc., 2003 to present.
Ann T. MacDonald (68) Assistant Treasurer and Principal Financial Officer	Indefinite, Since November 2015	Managing Director, Fund Accounting and Administration, Commonwealth Fund Services, Inc., 2003 to present.
John H. Lively (54) Secretary	Indefinite, Since November 2013	Attorney, Practus LLP, (law firm), May 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to May 2018.
J. Stephen King, Jr. (60) Assistant Secretary	Indefinite, Since November 2022	Attorney, Practus LLP (law firm), 2020 to present; Senior Vice President and Associate General Counsel, The TCW Group, Inc. (investment management firm), 2017 to 2019.
Gino E. Malaspina (55) Assistant Secretary	Indefinite, Since November 2022

Attorney, Practus LLP (law firm), since August 2022; Vice President and Senior Counsel, State Street Corporation, October 2019 to July 2022; Senior Counsel, Apex Fund Services (formerly, Atlantic Fund Services), June 2014 to October 2019.

Holly B. Giangiulio (61) Assistant Secretary	Indefinite, Since November 2015	Managing Director, Corporate Operations, Commonwealth Fund Services, Inc., January 2015 to present.
Laura B. Wright (50) Assistant Secretary	Indefinite, Since May 2022	Fund Administrator, Commonwealth Fund Services, Inc., 2016 to present.
Julian G. Winters (54) Chief Compliance Officer	Indefinite, Since August 2013	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.

Change in Independent Registered Public Accounting Firm

On March 6, 2023, BBD LLP (“BBD”) ceased to serve as the independent registered public accounting firm of the Fund, a series of the Trust. The Audit Committee of the Board approved the replacement of BBD as a result of Cohen & Company, Ltd.’s (“Cohen”) acquisition of BBD’s investment management group.

ANNUAL REPORT

WORLD FUNDS Trust (the “Trust”)

Supplemental Information (unaudited) - continued

The reports of BBD on the financial statements of the Fund as of and for the fiscal period ended March 31, 2022 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles. During the fiscal period ended March 31: (i) there were no disagreements between the registrant and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its reports on the financial statements of the Fund for such period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

BBD was not engaged to audit, review, or apply any procedures to the adjustments for the correction of the error described in Note 7 and, accordingly, does not express an opinion or any other form of assurance about whether such adjustments are appropriate and have been properly applied. Those adjustments were audited by Cohen.

The registrant requested that BBD furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements.

On May 7, 2023, the Audit Committee of the Board recommended and approved the appointment of Cohen as the Fund’s independent registered public accounting firm for the fiscal year ending March 31, 2023.

During the fiscal period ended March 31, 2022, neither the registrant, nor anyone acting on its behalf, consulted with Cohen on behalf of the Fund regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800-673-0550 or on the SEC’s website at https://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC’s website at https://www.sec.gov.

ANNUAL REPORT

WORLD FUNDS Trust (the “Trust”)

Supplemental Information (unaudited) - continued

Special Meeting of Shareholders

On October 28, 2022, a special meeting of the shareholders of the Philotimo Focused Growth and Income Fund approved a Distribution and Shareholder Services (12b-1) Plan (the “Plan”). The Plan imposes a fee of up to 0.25% of the Fund’s daily net assets to compensate the Fund’s distributor and financial intermediaries for certain marketing, distribution and shareholder servicing for the Fund. On the recommendation of the Fund’s adviser, the Board of Trustees approved payments by the Fund under the Plan of 0.05% of the Fund’s daily net assets until at least July 31, 2024. The Plan was approved by the shareholders of the Fund and effective on October 28, 2022 based on the following results:

Total Outstanding Shares:	7,136,767
Total Shares Voted:	3,616,412
Voted For:	3,616,412
Voted Against:	0
Abstained:	0

Quarterly Portfolio Holdings

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-PORT”. These filings are available, without charge and upon request, by calling 800-673-0550 or on the SEC’s website at https:/www.sec.gov.

Renewal of Investment Advisory Agreement

At a meeting held on February 22, 2023 (the “Meeting”), the Board of Trustees (the “Board”) of World Funds Trust (the “Trust”) considered the renewal of the Investment Advisory Agreement between the Trust and Kanen Wealth Management, LLC (“KWM”) on behalf of the Philotimo Focused Growth and Income Fund (the “KWM Advisory Agreement”).

At the meeting, the Board reviewed, among other things, a memorandum from Counsel addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the KWM Advisory Agreement, a letter from Counsel to KWM and KWM’s responses to that letter. The Trustees considered the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the continuation of the KWM Advisory Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by KWM; (ii) the investment performance of the Philotimo Fund; (iii) the costs of the services provided and profits realized by KWM from its relationship with the Philotimo Fund; (iv) the extent to which economies of scale would be realized if the Philotimo Fund grows and whether advisory fee

ANNUAL REPORT

WORLD FUNDS Trust (the “Trust”)

Supplemental Information (unaudited) - continued

levels reflect those economies of scale for the benefit of the Philotimo Fund’s investors; and (v) KWM’s practices regarding possible conflicts of interest and benefits derived by KWM.

In assessing these factors and reaching its decisions, the Board took into consideration information specifically prepared and/or presented in connection with the approval process with respect to the Philotimo Fund, including information presented to the Board in KWM’s presentation earlier in the Meeting, as well as prior presentations by KWM’s staff and Trust management at other meetings of the Board, including information regarding expense limitation arrangements and the manner in which the Philotimo Fund is managed. The Board requested and was provided with information and reports relevant to the approval of the continuation of the KWM Advisory Agreement, including: (i) reports regarding the services and support provided to the Philotimo Fund and its shareholders by KWM; (ii) quarterly assessments of the investment performance of the Philotimo Fund from KWM; (iii) periodic commentary on the reasons for the performance; (iv) presentations by KWM’s management addressing the investment philosophy, investment strategy, personnel and operations utilized in managing the Philotimo Fund; (v) compliance and audit reports concerning the Philotimo Fund and KWM; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of KWM; and (vii) the memorandum from Trust Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the KWM Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about KWM, including financial information, a description of personnel and the services provided to the Philotimo Fund, information on investment advice, performance, summaries of the Philotimo Fund’s expenses, information on KWM’s compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Philotimo Fund; (iii) the anticipated effect of size on the Philotimo Fund’s performance and expenses; and (iv) benefits realized by KWM from its relationship with the Philotimo Fund. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the continuation of the KWM Advisory Agreement and each Trustee may have afforded different weight to the various factors. In deciding whether to approve the continuation of the KWM Advisory Agreement, the Trustees considered numerous factors, including:

ANNUAL REPORT

WORLD FUNDS Trust (the “Trust”)

Supplemental Information (unaudited) - continued

(1)The nature, extent, and quality of the services to be provided by KWM.

In this regard, the Board considered the responsibilities of KWM under the KWM Advisory Agreement. The Board reviewed the services to be provided by KWM to the Philotimo Fund including, without limitation, the investment strategies and techniques used in managing the Fund; the investment decision-making process and sources of information relied upon by KWM in providing portfolio management services to the Fund; the process for assuring compliance with the Fund’s investment objectives and limitations; and the efforts of KWM to promote the Fund and grow assets. The Board considered: KWM’s staffing, personnel, and methods of operating; the education and experience of its personnel; and its compliance programs, policies and procedures. After reviewing the foregoing and further information from KWM, the Board concluded that the quality, extent, and nature of the services to be provided by KWM was satisfactory and adequate for the Philotimo Fund.

(2)Investment Performance of the Philotimo Fund and KWM.

The Board noted that KWM is the general partner of a private fund that focuses primarily on undervalued small-capitalization equities similar to the equity portion of the Fund. The Trustees considered that the Philotimo Fund outperformed the private fund during 2022, noting that the Philotimo Fund performed better because approximately 50% of its portfolio was in cash, bonds and dividend-paying stocks which had lower volatility than the private fund. The Board noted that peers for the Philotimo Fund were selected by Broadridge from the Morningstar Allocation – 70% to 85% Equity Category. The Board noted that the Philotimo Fund underperformed its Peer Group median, while outperforming its Category median, during the one-year period ended December 31, 2022. The Trustees noted that the Fund had limited operating history, having commenced operations on August 20, 2021. Based on the foregoing, the Board concluded that the investment performance of the Philotimo Fund was satisfactory.

(3)The costs of services to be provided and profits to be realized by KWM from the relationship with the Philotimo Fund.

In this regard, the Board considered KWM’s staffing, personnel, and methods of operating; the financial condition of KWM; the current and expected asset levels of the Philotimo Fund; the advisory fee and overall expenses of the Fund, including the nature and frequency of advisory fee payments. The Board also considered potential benefits for KWM in managing the Philotimo Fund. The Board compared the fees and expenses of the Philotimo Fund (including the advisory fee) to other funds in its Morningstar Peer Group and Category. The

ANNUAL REPORT

WORLD FUNDS Trust (the “Trust”)

Supplemental Information (unaudited) - continued

Trustees noted that while KWM continues to limit Fund expenses to 1.50% annually, it does not expect to institute breakpoints in the advisory fee payable by the Fund as Fund assets grow. Further, the Trustees referenced that the fee structure of the Fund’s other service providers have a fixed (or semi-fixed) nature which can result in the benefits of economies of scale for the Fund as assets grow. The Trustees considered that the Fund’s gross and net expense ratios were higher than the median expense ratios of the Morningstar Peer Group and Category. The Trustees also considered that the Philotimo Fund’s gross and net advisory fee was higher than the median advisory fees of the Morningstar Peer Group and Category. The Trustees observed that KWM receives a standard separately-managed account fee of 2.00% of assets annually, and for the private fund, KWM receives a fee of 2.00% annually plus 20% of profits. The Board noted that many of the separately-managed accounts are focused on a small-cap value strategy and considered that the fee paid to KWM by the separately managed accounts are for customized strategies, advice and personal service from David Kanen, principal of KWM and the Philotimo Fund’s portfolio manager, which is above and beyond the service or interaction expected by or typically provided to Fund shareholders. The Trustees reviewed a report on profitability provided by KWM, and considered that the Philotimo Fund was profitable to KWM. The Trustees considered that while the Morningstar comparative report identifies the Fund as one of the higher fee funds in the Peer Group, it also identifies the Fund as being in the second quartile of funds in the Peer Group by net returns versus advisory fee. The Board determined that the advisory fees were within an acceptable range in light of the services to be rendered by KWM and the Fund’s comparative performance within its Morningstar Peer Group. Upon further consideration and discussion of the foregoing, the Board concluded that the advisory fees paid to KWM by the Fund and KWMs profitability in managing the Philotimo Fund were fair and reasonable.

(4)The extent to which economies of scale would be realized as the Philotimo Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors.

In this regard, the Board considered the Philotimo Fund’s fee arrangements with KWM. The Board noted that the advisory fee would stay the same as asset levels increased, although it noted that KWM had entered into an expense limitation arrangement pursuant to which it essentially agreed to cap the Philotimo Fund’s expenses at 1.50% excluding certain expenses. The Trustees noted that while the Fund benefits from KWM’s expense limitation agreement, Fund shareholders also benefit from the overall expense structure as other Fund service providers have fixed or semi-fixed costs that can result in economies of scale. The Trustees

ANNUAL REPORT

WORLD FUNDS Trust (the “Trust”)

Supplemental Information (unaudited) - continued

further noted that in October 2022 Fund shareholders approved a Rule 12b-1 Plan under the Investment Company Act of 1940, for the Fund to pay up to 0.25% of its assets annually for certain marketing, distribution and shareholder servicing for the Fund. The 12b-1 fee payable by the Fund was limited to 0.05% of the Fund’s assets until at least July 31, 2024. Following further discussion of the Philotimo Fund’s current asset levels and expectations for growth, the Board determined that the Fund’s fee arrangements with KWM were fair and reasonable in relation to the nature, extent and quality of the services to be provided by KWM.

(5)Possible conflicts of interest and other benefits.

In evaluating the possibility for conflicts of interest, the Board considered such matters as: the experience and ability of the advisory personnel assigned to the Philotimo Fund; the basis of decisions to buy or sell securities for the Fund; the method for allocating of portfolio securities transactions; the substance and administration of KWM’s Code of Ethics and other relevant policies described in KWM’s Form ADV. The Trustees considered certain potential conflicts of interest, including the service of Mr. Kanen on the board of directors of a company in which the Fund invests. The Trustees noted that possible benefits to KWM from advising the Fund include opportunities to market other financial products to Fund shareholders. Following further consideration and discussion, the Board indicated that KWM’s standards and practices relating to the identification and mitigation of potential conflicts of interest, as well as the benefits to be derived by KWM from managing the Philotimo Fund were satisfactory.

The Trustees discussed the late receipt of 15(c) response materials from KWM in connection with the consideration of the renewal of the KWM Advisory Agreement and determined to approve the renewal of the KWM Advisory Agreement until May 31, 2023, and that at the Trust’s May 2023 Board meeting, KWM will be asked to submit in a more timely manner an updated 15(c) response and supporting materials for the Board’s consideration.

ANNUAL REPORT

Philotimo Focused Growth and Income Fund

Fund Expenses (unaudited)

Fund Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, October 1, 2022 and held for the six months ended March 31, 2023.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ANNUAL REPORT

Philotimo Focused Growth and Income Fund

Fund Expenses (unaudited) - continued

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Annualized Expense Ratio	Expenses Paid During Period Ended 3/31/23*
Actual	$1,000.00	$1,083.57	1.66%	$8.62
Hypothetical**	$1,000.00	$1,016.65	1.66%	$8.35

*Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 182 days in the most recent fiscal half year divided by 365 days in the current year.

**5% return before expenses

ANNUAL REPORT

WORLD FUNDS Trust (the “Trust”)

Privacy Notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any non-public personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to their service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

The Fund’s Privacy Notice is not part of this annual report.

Investment Adviser:

Kanen Wealth Management, LLC
5850 Coral Ridge Drive, Suite 309
Coral Springs, Florida 33076

Distributor:

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Transfer Agent, Fund Accounting and Fund Administration:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Custodian:

Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio 45263

Legal Counsel:

Practus LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211

Independent Registered Public Accounting Firm:

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

ITEM 2.	CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f) The code of ethics is attached hereto as exhibit 13(a)(1).

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) At this time, the registrant believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $12,000 for 2023 and $10,000 for 2022. BBD, LLP served as the registrant’s principal accountant for the fiscal year ended March 31, 2022, and Cohen & Company, Ltd. served as the registrant’s principal accountant for the fiscal year ended March 31, 2023. BBD, LLP and Cohen & Company, Ltd. are the “principal accountant” for purposes of this Item.

(b) Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2023 and $0 for 2022.

(c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,000 for 2023 and $3,000 for 2022. The nature of the services comprising these fees include preparation of excise filings and income tax returns and assistance with calculation of required income, capital gain and excise distributions.

(d) All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are and $0 for 2023 and $0 for 2022.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the registrant’s Audit Committee must pre-approve all audit and  non-audit  services to be provided to the  registrant.  The Audit Committee also pre-approves any non-audit  services provided by the registrant’s principal  accountant to the investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)           NA

(c)            0%

(d)           NA

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2023 and $0 for 2022.

(h)       Not applicable.

(i)        Not applicable.

(j)        Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)       Schedule filed under Item 1 of the Form.

(b)       Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Solicitations to purchase securities under Rule 23c-1 under the Act: Not applicable.

(a)(4) Change in registrant’s independent public accounting firm.

On March 6, 2023, BBD LLP (“BBD”) ceased to serve as the independent registered public accounting firm of the Fund, a series of the Trust. The Audit Committee of the Board approved the replacement of BBD as a result of Cohen & Company, Ltd.’s (“Cohen”) acquisition of BBD’s investment management group.

The reports of BBD on the financial statements of the Fund as of and for the fiscal period ended March 31, 2022 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles. During the fiscal period ended March 31: (i) there were no disagreements between the registrant and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its reports on the financial statements of the Fund for such period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

BBD was not engaged to audit, review, or apply any procedures to the adjustments for the correction of the error described in Note 7 and, accordingly, does not express an opinion or any other form of assurance about whether such adjustments are appropriate and have been properly applied. Those adjustments were audited by Cohen.

The registrant requested that BBD furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements.

On May 7, 2023, the Audit Committee of the Board recommended and approved the appointment of Cohen as the Fund’s independent registered public accounting firm for the fiscal year ending March 31, 2023.

During the fiscal period ended March 31, 2022, neither the registrant, nor anyone acting on its behalf, consulted with Cohen on behalf of the Fund regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   World Funds Trust

By (Signature and Title)*:	/s/ Karen Shupe
Karen Shupe Principal Executive Officer
Date: June 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:	/s/ Karen Shupe
Karen Shupe Principal Executive Officer
Date: June 9, 2023

By (Signature and Title)*:	/s/ Ann MacDonald
Ann MacDonald Principal Financial Officer
Date: June 9, 2023

* Print the name and title of each signing officer under his or her signature.